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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2003


              Credit Suisse First Boston Mortgage Securities Corp.,

              Credit Suisse First Boston Mortgage Securities Corp.,
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     333-97955               13-3320910
----------------------------         -----------           ----------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)

                                11 Madison Avenue
                            New York, New York 10010
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000
                                                           ----- --------

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Item 5.  Other Events.

         Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a pooling and servicing agreement dated as of April 11, 2003 (the "Pooling and Servicing Agreement"), among the Company, as depositor (in such capacity, the "Depositor"), KeyCorp Real Estate Capital Markets, Inc. d/b/a KeyBank Real Estate Capital, as master servicer and special servicer (in such capacities, the "Master Servicer" and "Special Servicer", respectively), and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") . On April 11, 2003, in accordance with the Pooling and Servicing Agreement, the
Depositor: (a) established a trust (the "Trust"), the primary assets of which consisted of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"); and (b) caused the issuance of the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CK2 (the "Certificates"), which collectively evidence the entire beneficial ownership of the Trust and its assets. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

         The Company entered into a mortgage loan purchase agreement dated as of March 27, 2003 (the "First Mortgage Loan Purchase Agreement"), by and between the Depositor, as purchaser, and Column Financial, Inc. ("Column"), as seller. Certain of the Mortgage Loans (the "Group I Mortgage Loans") were acquired by the Company under the First Mortgage Loan Purchase Agreement. The First Mortgage Loan Purchase Agreement sets forth representations and warranties made by Column in respect of certain of the Group I Mortgage Loans, the benefits of which were assigned by the Depositor to the Trust. The First Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 4.2.

         The Company entered into a second mortgage loan purchase agreement dated as of March 27, 2003 (the "Second Mortgage Loan Purchase Agreement"), by and among the Depositor, as purchaser, Column, as seller, and KeyBank National Association ("KeyBank"), as additional party. Certain of the Mortgage Loans (the "Group II Mortgage Loans") were acquired by the Company under the Second Mortgage Loan Purchase Agreement. The Second Mortgage Loan Purchase Agreement sets forth representations and warranties made by KeyBank in respect of (i) certain of the Group I Mortgage Loans and (ii) all of the Group II Mortgage Loans, the benefits of which were assigned by the Depositor to the Trust. The Second Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 4.3.

         The Group I Mortgage Loans and the Group II Mortgage Loans collectively constitute all the Mortgage Loans.

         The Company entered into an underwriting agreement dated as of March 27, 2003 (the "Underwriting Agreement"), by and among the Company, Credit Suisse First Boston LLC, Goldman, Sachs & Co. and McDonald Investments Inc., with respect to the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates. The Underwriting Agreement is annexed hereto as Exhibit 1.1.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1 The Underwriting Agreement dated as of March 27, 2003, by and among the Company, Credit Suisse First Boston LLC, Goldman, Sachs & Co. and McDonald Investments Inc.

         4.1 The Pooling and Servicing Agreement dated as of April 11, 2003, by and among the Depositor, the Master Servicer, the Special Servicer and the Trustee.

         4.2 The Mortgage Loan Purchase Agreement dated as of March 27, 2003, by and between the Depositor and Column.

         4.3 The Mortgage Loan Purchase Agreement dated as of March 27, 2003, by and among the Depositor, Column and KeyBank.

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                                   SIGNATURES

         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 25, 2002.

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.


                                       By: /s/ Jeffrey Altabef
                                           ------------------------------------
                                           Name:  Jeffrey Altabef
                                           Title: Director

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Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

   1.1            Underwriting Agreement dated as of March 27, 2003,
                  by and among the Depositor, Credit Suisse First
                  Boston LLC, Goldman, Sachs & Co. and McDonald
                  Investments Inc.                                          6

   4.1            Pooling and Servicing Agreement dated as of April
                  11, 2003, by and among the Depositor, the Master
                  Servicer, the Special Servicer and the Trustee.           7

   4.2            Mortgage Loan Purchase Agreement dated as of March
                  27, 2003, by and between the Depositor and Column.        8

   4.3            Mortgage Loan Purchase Agreement dated as of March
                  27, 2003, by and among the Depositor, Column and
                  KeyBank.                                                  9